Exhibit 99.1
Press Release
FOR IMMEDIATE RELEASE
July 11, 2011
MCJUNKIN RED MAN CORPORATION ANNOUNCES EXCHANGE OFFER FOR ITS 9.50% SENIOR SECURED NOTES DUE 2016
Houston, Texas— McJunkin Red Man Corporation (MRC) today announced that it is offering to exchange up to $1.05 billion of its outstanding 9.50% Senior Secured Notes due 2016 (the “Outstanding Notes”) for up to $1.05 billion of its new 9.50% Senior Secured Notes due 2016 (the “Exchange Notes” and, together with the Outstanding Notes, the “Notes”) that have been registered under the Securities Act of 1933, as amended. The exchange offer is being conducted pursuant to the terms of the Outstanding Notes.
The terms of the Exchange Notes to be issued in the exchange offer are substantially identical to those of the Outstanding Notes, except that the Exchange Notes will not have securities law transfer restrictions and are not entitled to certain registration rights relating to the Outstanding Notes and the Exchange Notes and will not provide for the payment of additional interest under circumstances relating to the timing of the exchange offer.
The exchange offer will expire at midnight, New York City time on August 9, 2011, unless extended by MRC. Valid tenders of the Outstanding Notes must be made, and may be withdrawn at any time, before the exchange offer expires.
U.S. Bank National Association, the trustee under the indenture governing the Notes, is serving as the exchange agent in connection with the exchange offer. Persons with questions regarding the exchange offer should contact U.S. Bank National Association at (800) 934-6802. Requests for documents relating to the exchange offer should be directed to U.S. Bank National Association.
This news release does not constitute an offer to sell or the solicitation of an offer to buy securities. The exchange offer is being made only pursuant to a prospectus and the related letter of transmittal and only to such persons and in such jurisdictions as is permitted under applicable law.
About McJunkin Red Man Corporation
Headquartered in Houston, Texas, MRC is the largest global distributor of PVF and related products and services to the energy and industrial sectors, based on sales, and supplies these products and services across each of the upstream, midstream and downstream markets. More information about MRC can be found on our website at www.mrcpvf.com.

Press Release
This announcement contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, including, for example, statements about the Company’s business strategy, it industry, its future profitability, growth in the Company’s various markets and the Company’s expectations, beliefs, plans, strategies, objectives, prospectus and assumptions. These forward-looking statements are not guarantees of future performance. For these statements, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. These statements are based on management’s expectations that involve a number of business risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results and performance to be materially different from any future results or performance expressed or implied by these forward-looking statements. For a discussion of key risk factors, please see the risk factors disclosed in the prospectus.
Undue reliance should not be placed on the Company’s forward-looking statements. Although forward-looking statements reflect the Company’s good faith beliefs, reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which may cause our actual results, performance or achievements to differ materially from anticipated future results, performance or achievements expressed or implied by such forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise.
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